UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2005

                                AJS BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                     000-33405                 36-4485429
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


14757 South Cicero Avenue, Midlothian, Illinois                          60445
-----------------------------------------------                       ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (708) 687-7400
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

On October 22, 2005, the Board of Directors of AJS Bancorp, Inc. (the "Company") approved the adoption of an Employment Agreement (the "Agreement"), between the Company and Lyn G. Rupich, President and Chief Operating Officer. The Agreement provides for (i) the payment of the current lease payments on Ms. Rupich's automobile for the duration of the lease period, and the purchase or lease of a new automobile for Ms. Rupich's use following the expiration of the lease period (under Section 4(b)). In addition, in the case of discharge without just cause, under Section 9(d)(1) the Agreement provides for an amount equal to one and one-half times the sum of her base salary and highest rate of bonus awarded to Ms. Rupich at any time during the prior three years. In the case of involuntary termination for reason other than just cause, following a "Change In Control" of the Company or A.J. Smith Federal Savings Bank (the "Bank") under Section 10(a)(1) of the Agreement, Ms. Rupich would receive three times the sum of the her base salary and highest rate of bonus awarded to Ms. Rupich at any time during the prior three years. The Agreement is included as an exhibit to this Current Report.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Exhibits.

            The following Exhibit is attached as part of this report:

            99    Employment Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  AJS BANCORP, INC.



DATE: October 24, 2005            By: /s/ Thomas R. Butkus
                                      --------------------------
                                  Thomas R. Butkus
                                  Chief Executive Officer/Chairman of the Board

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99                Employment Agreement dated October 22, 2005